                                                                    EXHIBIT 10.7







                      HEALTHCARE REALTY TRUST INCORPORATED

                        2000 EMPLOYEE STOCK PURCHASE PLAN

                           EFFECTIVE JANUARY 25, 2000

                      HEALTHCARE REALTY TRUST INCORPORATED
                        2000 EMPLOYEE STOCK PURCHASE PLAN

                                    PREAMBLE

         WHEREAS, Healthcare Realty Trust Incorporated (the "Company") established the Healthcare Realty Trust Incorporated 1995 Employee Stock Purchase Plan through which employees of the Company and its affiliates could purchase from the Company shares of its common stock;

         WHEREAS, the Company wishes to continue to provide a plan through which employees of the Company and its affiliates may purchase Company common stock; and

         WHEREAS, the Company intends that the new plan be an "employee stock purchase plan" within the meaning of section 423 of the Internal Revenue Code of 1986, and has designed the plan to conform to the provisions of Rule 16b-3 of the Exchange Act;

         NOW, THEREFORE, the Company hereby establishes the Healthcare Realty Trust Incorporated 2000 Employee Stock Purchase Plan (the "Plan"):

                                   ARTICLE I.
                                 PURPOSE OF PLAN

         The purpose of the Plan is to secure for the Company and its shareholders the benefits of the incentive inherent in the ownership of the Company's common stock by present and future employees of the Company and its Affiliates.

                                   ARTICLE II.
                                   DEFINITIONS

         2.1 Affiliate. Each corporation that is designated as an Affiliate by the Company pursuant to Section 5.3.

         2.2 Agreement. An agreement between a Participant and the Company or an Affiliate through which the Participant elects to exercise the Options granted to him hereunder and authorizes payment of the Option exercise price.

         2.3 Board. The board of directors of the Company.

         2.4 Code. The Internal Revenue Code of 1986, as amended.

         2.5 Committee. The committee designated by the Board as the "compensation committee" or is otherwise designated by the Board to administer the Plan.

         2.6 Company. Healthcare Realty Trust Incorporated and its successors and assigns.

                                            HEALTHCARE REALTY TRUST INCORPORATED
                                               2000 EMPLOYEE STOCK PURCHASE PLAN

         2.7 Eligible Employee. An employee of the Company or an Affiliate, except for the following:

             (a) An employee who has been employed by the Company or an
                 Affiliate for less than 90 days.

             (b) An employee whose customary employment is less than 20 hours per week.

             (c) An employee whose customary employment is for five months or less in a calendar year.

             (d) An employee who would own more than 5% of the total combined voting power of all classes of stock of the Company or an Affiliate at the time such employee would be granted an Option. For the purpose of determining if an employee owns more than 5% of such stock, he shall be deemed to own (i) any stock owned (directly or indirectly) by or for his brothers and sisters (whether by whole or half blood), spouse, ancestors or lineal descendants, (ii) any stock owned (directly or indirectly) by or for a corporation, partnership, estate or trust of which such individual is a shareholder, partner or beneficiary in proportion to his interest in such corporation, partnership, estate or trust, and (iii) any stock the individual may purchase under an outstanding stock option.

         2.8 Exchange Act. The Securities Exchange Act of 1934, as amended.

         2.9 Exercise Date. The last day of each calendar quarter, which shall be March 31st, June 30th, September 30th and December 31st of each year.

         2.10 Fair Market Value. On any given date, Fair Market Value shall be the applicable description below (unless, where appropriate, the Committee determines in good faith the fair market value of the Stock to be otherwise):

              (a) If the Stock is traded on the New York Stock Exchange, Fair
                  Market Value shall be the closing price of the Stock on such exchange on the trading day on which Fair Market Value is being determined, or on the next preceding day on which such Stock is traded if no Stock was traded on such trading day.

              (b) If the Stock is not traded on the New York Stock Exchange, but is reported on the Nasdaq National Market System or another Nasdaq automated quotation system, and market information is published on a regular basis, then Fair Market Value shall be the closing price of the Stock, as so published, on the trading day on which Fair Market Value is being determined, or the closing price on the next preceding trading day on


                                            HEALTHCARE REALTY TRUST INCORPORATED
                                               2000 EMPLOYEE STOCK PURCHASE PLAN
                  which such prices were published if no Stock was traded on such trading day.

              (c) If market information is not so published on a regular basis, then Fair Market Value shall be the average of the high bid and low asked prices of the Stock in the over-the-counter market during the trading period during which Fair Market Value is being determined or during the next preceding trading period in which such high bid and low asked prices were recorded, as reported by a generally accepted reporting service.

              (d) If the Stock is not publicly traded, Fair Market Value shall be the value determined in good faith by the Committee or the Board, determined without regard to any restriction on the Stock, other than a restriction which by its terms will never lapse.

         2.11 Grant Date. The first Grant Date shall be the date determined by the board of directors of the Company at the time the Plan is adopted. Thereafter, the Grant Date shall be the first day of each calendar year.

         2.12 Option. The right that is granted hereunder to a Participant to purchase from the Company a stated number of shares of Stock at a stated exercise price.

         2.13 Participant. An Eligible Employee who has elected to exercise an Option and participate in the Plan in accordance with Article 3.

         2.14 Payroll Account. A bookkeeping account to which are added the amounts withheld on behalf of each Participant under regular payroll deductions authorized by Participants hereunder, and which is reduced by amounts due to the Company to pay the exercise price of Options exercised hereunder.

         2.15 Plan. The Healthcare Realty Trust Incorporated 2000 Employee Stock Purchase Plan.

         2.16 Stock. The common stock of the Company, $0.01 par value.

                                  ARTICLE III.
                          GRANT AND EXERCISE OF OPTIONS

         3.1 General Conditions. On each Grant Date, each employee who is an Eligible Employee on such date shall, without further action of the Committee, be granted an Option to purchase whole shares of Stock, provided that no Eligible Employee may be granted an Option which permits his rights to purchase Stock under the Plan and all other employee stock purchase plans (described in section 423(b) of the Code) of the Company and its Affiliates to accrue at a rate that exceeds $25,000 of Fair Market Value of such Stock (determined on the date that the Option is granted) for each calendar year in which such Option is outstanding at any time. Each Option grant is subject to the following terms and conditions:

                                            HEALTHCARE REALTY TRUST INCORPORATED
                                               2000 EMPLOYEE STOCK PURCHASE PLAN

             (a) The exercise price of each Option shall be 85% of Fair Market Value of each share of Stock that is subject to the Option, based on the Stock's Fair Market Value that is determined on the Grant Date or, if less, on the date the Option is exercised.

             (b) Each Option, or portion thereof, that has not been exercised shall expire 27 months after the Grant Date on which the Option was granted, unless it expires sooner pursuant to
                  Section 3.1(c).

             (c) Each Option that has not yet expired pursuant to Section 3.1(b) shall expire on the date that the Eligible Employee terminates employment with the Company and all of its Affiliates or revokes his election pursuant to Section 3.4; provided, however, if termination is due to the death or disability (as determined in the discretion of the Committee by reference to any disability benefit plan of the Company) of the Eligible Employee, the Participant (or his personal representative) may elect to revoke his election pursuant to
                  Section 3.4.

             (d) A right to purchase Stock which has accrued under one Option granted hereunder may not be carried over to any other Option.

         3.2 Right to Exercise. An Option shall be exercisable at any time prior to its expiration in a manner described in Section 3.3. An Eligible Employee must exercise an Option while he is an employee of the Company or an Affiliate or within the periods that are specified herein after termination of employment.

         3.3 Method of Exercise. An Eligible Employee may exercise an Option only on an Exercise Date by providing written notice of intent to exercise prior to or coincident with the applicable Exercise Date and by payment of the exercise price in cash or such other form that is acceptable to the Committee. An Eligible Employee may also elect to exercise an Option through a Payroll Account election described in Section 3.4.

         3.4 Payment of Exercise Price from Payroll Account. An Eligible Employee who desires to pay the exercise price of an Option from his Payroll Account as described in Section 3.3 must timely execute an Agreement in the form and manner prescribed by the Committee prior to the applicable Exercise Date. The Agreement shall provide for authorization of deductions from the Eligible Employee's regular payroll that is credited to a Payroll Account. Amounts credited to a Participant's Payroll Account shall be accumulated and reserved for payment of the exercise price of Options granted hereunder.

             (a) The funds held in the Payroll Account shall first be applied to exercise options with the lowest exercise price. In the event that all Options have the same exercise price on an Exercise Date, the funds held in the Payroll Account shall be first applied to exercise Options in the order they were granted

                                            HEALTHCARE REALTY TRUST INCORPORATED
                                               2000 EMPLOYEE STOCK PURCHASE PLAN

             (b) A Participant may initiate, modify or revoke his election to contribute to his Payroll Account at any time by timely providing the Committee written notice in the form prescribed by the Committee. An election to begin or modify contributions shall be effective on the February 8th or August 8th that coincides with or next follows such written notice with the exception of a Participant's initial election in the year the Plan is adopted, which may be submitted and effective as late as March 8, 2000. An election to revoke contributions shall be effective on the first payroll date following written notice thereof.

             (c) Each Participant's election specified under an Agreement shall remain in effect until modified or revoked by the Participant in accordance with Section 3.4(b).

             (d) The Options granted hereunder for the calendar years 2000 and 2001 are conditioned on the Eligible Employee revoking the Option granted to him on January 1, 2000, under the Healthcare Realty Trust Incorporated 1995 Employee Stock Purchase Plan. Such revocation may be evidenced by written notice to the Company or by the exercise of an Option hereunder in a manner specified in Section 3.3

         3.5 Issuance of Stock. The Company shall issue whole shares of Stock to a Participant after each Exercise Date. For Options that are not exercised through a Payroll Account election, the number of shares to be issued shall be determined by the instructions contained in the written notice of exercise described in Section 3.2. For shares acquired through a Payroll Account election, shares shall be issued as follows:

             (a) The Company shall determine the number of whole shares of Stock to be issued to each Participant with respect to an Exercise Date by dividing the balance of such Participant's Payroll Account by the applicable exercise price of the Option.

             (b) The Company shall deduct from a Participant's Payroll Account the amount necessary to purchase the greatest number of whole shares of Stock that can be acquired under the applicable Option.

             (c) Any amounts remaining in the Payroll Account after deducting the exercise price for whole shares of Stock shall generally be held for use on a subsequent Exercise Date. However, a Participant who has made contributions to a Payroll Account and has revoked his election to exercise an Option under the terms of Section 3.3 may obtain payment of the amounts held in his Payroll Account from the Company by requesting such payment in writing to the Committee in the time and manner specified by the Committee. A Participant who has terminated


                                            HEALTHCARE REALTY TRUST INCORPORATED
                                               2000 EMPLOYEE STOCK PURCHASE PLAN
                  employment shall be paid any amounts remaining in his Payroll Account after the expiration of all Options hereunder.

         3.6 Nontransferability. Any Option granted under this Plan shall not be transferable except by will or by the laws of descent and distribution. Only the Participant to whom an Option is granted may exercise such Option, unless he is deceased. No right or interest of a Participant in any Option shall be liable for, or subject to, any lien, obligation or liability of such Participant.

         3.7 Shareholder Rights. No Participant shall have any rights as a shareholder with respect to shares subject to his Option prior to the time that such Option is exercised.

         3.8 Issuance and Delivery of Shares. Shares of Stock issued pursuant to the exercise of Options hereunder shall be delivered to Participants by the Company (or its transfer agent) as soon as administratively feasible after a Participant exercises an Option hereunder, executes any applicable shareholder agreement that the Company requires at the time of exercise and requests delivery of the shares.

                                   ARTICLE IV.
                              STOCK SUBJECT TO PLAN

         4.1 Source of Shares. Upon the exercise of an Option, the Company may deliver to the Participant authorized but unissued shares of Stock.

         4.2 Maximum Number of Shares. The maximum aggregate number of shares of Stock that may be issued pursuant to the exercise of Options is 1,000,000 subject to increases and adjustments as provided in Article 6.

         4.3 Forfeitures. If an Option is terminated, in whole or in part, the number of shares of Stock allocated to such Option or portion thereof may be reallocated to other Options to be granted under this Plan.

                                   ARTICLE V.
                           ADMINISTRATION OF THE PLAN

         5.1 General Authority. The Plan shall be administered by the Committee. The express grant in the Plan of any specific power to the Committee shall not be construed as limiting any power or authority of the Committee. No member of the Committee shall be liable for any act done in good faith with respect to this Plan or any Agreement or Option. The Company shall bear all expenses of Plan administration. The interpretation and construction by the Committee of any terms or provisions of this Plan or of any rule or regulation promulgated in connection herewith, shall be conclusive and binding on all persons. In addition to all other authority vested with the Committee under the Plan, the Committee shall have complete authority to:

             (a)  Interpret all provisions of this Plan;


                                            HEALTHCARE REALTY TRUST INCORPORATED
                                               2000 EMPLOYEE STOCK PURCHASE PLAN

             (b) Prescribe the form of any Agreement and notice and manner for executing or giving the same;

             (c)  Adopt, amend, and rescind rules for Plan administration; and

             (d) Make all determinations it deems advisable for the administration of this Plan.

         5.2 Persons Subject to Section 16(b). Notwithstanding anything in the Plan to the contrary, the Board, in its absolute discretion, may bifurcate the Plan so as to restrict, limit or condition the use of any provision of the Plan to Participants who are members of the Committee subject to Section 16(b) of the Exchange Act without so restricting, limiting or conditioning the Plan with respect to other Participants.

         5.3 Designation of Affiliates. The Company may from time to time designate a "parent corporation," as defined in section 424(e) of the Code, or "subsidiary corporation," as defined in section 424(f) of the Code, to be a participating corporation in a manner that is consistent with Treasury Regulation ss. 1.423-2(c)(4). Corporations that are so designated shall be Affiliates for purposes of this Plan. Such designation shall be evidenced by the express inclusion of the corporation as an Affiliate within Section 2.1, the intentional act of the Company or the Committee to communicate in writing the grant of Options hereunder to employees of a corporation, or such other written document that is intended to evidence such designation. The Company or Committee may rescind the designation of a corporation as an Affiliate by adopting a writing that is intended to evidence such rescission.

                                   ARTICLE VI.
                        ADJUSTMENT UPON CORPORATE CHANGES

         6.1 Adjustments to Shares. The maximum number and kind of shares of stock with respect to which Options hereunder may be granted and which are the subject of outstanding Options shall be adjusted by way of increase or decrease as the Committee determines (in its sole discretion) to be appropriate, in the event that:

             (a) the Company or an Affiliate effects one or more stock
                 dividends, stock splits, reverse stock splits, subdivisions, consolidations or other similar events;

             (b) the Company or an Affiliate engages in a transaction to which section 424 of the Code applies; or

             (c) there occurs any other event which in the judgment of the
                 Committee necessitates such action.

Provided, however, that if an event described in paragraph (a) or (b) occurs, the Committee shall make adjustments to the limits on Options and on the award of Options specified hereunder that are proportionate to the modifications of the Stock that are on account of such corporate changes.


                                            HEALTHCARE REALTY TRUST INCORPORATED
                                               2000 EMPLOYEE STOCK PURCHASE PLAN

         6.2 Substitution of Options on Merger or Acquisition. The Committee may grant Options in substitution for stock awards, stock options, stock appreciation rights or similar awards held by an individual who becomes an employee of the Company or an Affiliate in connection with a transaction to which section 424(a) of the Code applies. The terms of such substituted Options shall be determined by the Committee in its sole discretion, subject only to the limitations of Article 4.

         6.3 No Preemptive Rights. The issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services rendered, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, outstanding Options.

         6.4 Fractional Shares. Only whole shares of Stock may be acquired through the exercise of an Option. The Company will return to each Participant's Payroll Account any amount tendered in the exercise of an Option remaining after the maximum number of whole shares has been purchased.

                                  ARTICLE VII.
                           LEGAL COMPLIANCE CONDITIONS

         7.1 General. No Option shall be exercisable, no Stock shall be issued, no certificates for shares of Stock shall be delivered, and no payment shall be made under this Plan except in compliance with all federal and state laws and regulations (including, without limitation, withholding tax requirements), federal and state securities laws and regulations and the rules of all national securities exchanges or self-regulatory organizations on which the Company's shares may be listed. The Company shall have the right to rely on an opinion of its counsel as to such compliance. No Option shall be exercisable, no Stock shall be issued, no certificate for shares shall be delivered and no payment shall be made under this Plan until the Company has obtained such consent or approval as the Committee may deem advisable from any regulatory bodies having jurisdiction over such matters.

         7.2 Stock Holding Periods. In order for tax treatment under section 421(a) of the Code to apply to Stock acquired hereunder, the Participant is generally required to hold such shares of Stock for two years after the Grant Date of an Option through which shares of Stock were acquired and for one year after the transfer of Stock to the Participant. A person holding Stock acquired hereunder who disposes of shares prior to the expiration of such holding periods shall notify the Company of such disposition in writing.

         7.3 Stock Legends. Any certificate issued to evidence shares of Stock for which an Option is exercised may bear such legends and statements as the Company or Committee may deem advisable to assure compliance with federal and state laws and regulations.


                                            HEALTHCARE REALTY TRUST INCORPORATED
                                               2000 EMPLOYEE STOCK PURCHASE PLAN

         7.4 Representations by Participants. As a condition to the exercise of an Option, the Company may require a Participant to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares. At the option of the Company, a stop transfer order against any shares of stock may be placed on the official stock books and records of the Company, and a legend indicating that the stock may not be pledged, sold or otherwise transferred unless an opinion of counsel was provided (concurred in by counsel for the Company) and stating that such transfer is not in violation of any applicable law or regulation may be stamped on the stock certificate in order to assure exemption from registration. The Committee may also require such other action or agreement by the Participants as may from time to time be necessary to comply with the federal and state securities laws. This provision shall not obligate the Company or any Affiliate to undertake registration of options or stock hereunder.

                                  ARTICLE VIII.
                               GENERAL PROVISIONS

         8.1 Effect on Employment. Neither the adoption of this Plan, its operation, nor any documents describing or referring to this Plan (or any part thereof) shall confer upon any employee any right to continue in the employ of the Company or an Affiliate or in any way affect any right and power of the Company or an Affiliate to terminate the employment of any employee at any time with or without assigning a reason therefor.

         8.2 Unfunded Plan. The Plan, insofar as it provides for grants, shall be unfunded, and the Company shall not be required to segregate any assets that may at any time be represented by grants under this Plan. Any liability of the Company to any person with respect to any grant under this Plan shall be based solely upon contractual obligations that may be created hereunder. No such obligation of the Company shall be deemed to be secured by any pledge of, or other encumbrance on, any property of the Company.

         8.3 Rules of Construction. Headings are given to the articles and sections of this Plan solely as a convenience to facilitate reference. The masculine gender when used herein refers to both masculine and feminine. The reference to any statute, regulation or other provision of law shall be construed to refer to any amendment to or successor of such provision of law.

         8.4 Governing Law. The internal laws of the state of incorporation of the Company shall apply to all matters arising under this Plan, to the extent that federal law does not apply.

         8.5 Compliance With Section 16 of the Exchange Act. With respect to persons subject to Section 16 of the Exchange Act, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. To the extent any provision of this Plan or action by Committee fails to so comply, it shall be deemed null and void to the extent permitted by law and deemed advisable by the Committee.

         8.6 Amendment. The Board may amend or terminate this Plan at any time; provided, however, an amendment that would have a material adverse effect on the rights of a Participant

                                            HEALTHCARE REALTY TRUST INCORPORATED
                                               2000 EMPLOYEE STOCK PURCHASE PLAN
under an outstanding Option is not valid with respect to such Option without the Participant's consent, except as necessary for Options to maintain qualification under the Code; and provided further that, to the extent that such approval is required for compliance with Rule 16b-3 of the Exchange Act, the provisions of the Plan relating to the number of shares granted to persons subject to section 16(b) of the Exchange Act, the timing of such grants and the determination of the exercise price shall not be amended more than once every six months, other than to comport with changes in the Code, the Employee Retirement Income Security Act of 1974, or the rules thereunder. Provided further that the shareholders of the Company must, within 12 months before of after the adoption thereof, approve any amendment that increases the number of shares of Stock in the aggregate which may be issued pursuant to Options granted under the Plan.

         8.7 Effective Date of Plan. This Plan shall be effective and Options may be granted under this Plan on and after the date of its adoption by the Board, provided that no Option will be effective or exercisable unless and until this Plan is approved by shareholders of the Company in a manner that satisfies Treasury Regulation ss. 1.423-2 within 12 months of the date that the Board took action to adopt the Plan. All Options granted under the Plan will become void immediately following the 12-month anniversary of the date the Board adopted the Plan if such approval by shareholders has not yet been obtained.

         IN WITNESS WHEREOF, the undersigned officer has executed this Plan on this the 7th day of February, 2000.

                                  HEALTHCARE REALTY TRUST
                                  INCORPORATED

                                  /s/ Roger O. West
                                  -------------------------------------------
                                  Roger O. West
                                  Executive Vice President & General Counsel








                                            HEALTHCARE REALTY TRUST INCORPORATED
                                               2000 EMPLOYEE STOCK PURCHASE PLAN